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                                                                  Exhibit 10.27

                              TERMINATION OF CREDIT LINE
                             BETWEEN JAVA CENTRALE, INC.
                                         AND
                                     GARY NELSON
                                 DATED APRIL 7, 1997


Effective as of April 7, 1997 Java Centrale, Inc. ("Java") and Gary Nelson "GN" agree that with the advance of a minimum of $50,000 by GN under a promissory note dated April 7, 1997 that Java releases GN from any further obligations under the $175,000 line of credit signed by Gary Nelson, Steven Orlando and Baycor Ventures, Inc.



Agreed to:


/s/
Gary Nelson


/s/
Rick Shannon, Chairman of the Board